UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017
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Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)
Phillips Edison Grocery Center REIT I, Inc.
(Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information provided below under Item 5.03 of this Current Report is hereby incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, Phillips Edison & Company, Inc. (formerly known as Phillips Edison Grocery Center REIT I, Inc.) (the “Company”) filed Second Articles of Amendment with the State Department of Assessments and Taxation of the State of Maryland to effect a change of the name of the Company to “Phillips Edison & Company, Inc.” The Second Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference. Concurrent with the name change, the Company amended the Third Amended and Restated Bylaws of the Company to reflect the name change. A copy of this amendment is attached as Exhibit 3.2 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On December 15, 2017, the Company issued a press release announcing the name change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Second Articles of Amendment of Phillips Edison & Company, Inc., as filed with the State of Maryland Department of Assessments and Taxation, effective as of December 13, 2017
3.2	Amendment to Third Amended and Restated Bylaws of Phillips Edison & Company, Inc., effective as of December 13, 2017
99.1	Press Release dated December 15, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Date: December 15, 2017	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Second Articles of Amendment of Phillips Edison & Company, Inc., as filed with the State of Maryland Department of Assessments and Taxation, effective as of December 13, 2017
3.2	Amendment to Third Amended and Restated Bylaws of Phillips Edison & Company, Inc., effective as of December 13, 2017
99.1	Press Release dated December 15, 2017